Exhibit 99.1

Sabre Corporation Announces Offering of Senior Secured Notes

SOUTHLAKE, Texas, August 20, 2020 — Sabre Corporation (“Sabre”) (Nasdaq: SABR) today announced a proposed offering by its wholly-owned subsidiary Sabre GLBL Inc. (“Sabre GLBL”) of $300,000,000 aggregate principal amount of senior secured notes (the “Secured Notes”). The precise timing, size and terms of the offering are subject to market conditions and other factors. No assurance can be made that the offering will be consummated on the proposed terms or at all.

The Secured Notes will be guaranteed by Sabre Holdings Corporation and each subsidiary that borrows under or guarantees Sabre GLBL’s senior secured credit facility. The Secured Notes and the note guarantees will be secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereafter acquired property and assets of Sabre GLBL and the guarantors (other than certain excluded assets).

The net proceeds from the sales of the Secured Notes will be used for the repayment of a portion of Sabre’s bank debt.

The Secured Notes and the related note guarantees will be offered in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Secured Notes and the related note guarantees have not been, and will not be, registered under the Securities Act or any state securities laws. The Secured Notes and the related note guarantees may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Secured Notes or any other security and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful. Any offers of the Secured Notes will be made only by means of a private offering circular. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Sabre Corporation

Sabre Corporation is a leading software and technology company that powers the global travel industry, serving a wide range of travel companies including airlines, hoteliers, travel agencies and other suppliers. The company provides retailing, distribution and fulfilment solutions that help its customers operate more efficiently, drive revenue and offer personalized traveler experiences.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “believe,” “could,” “likely,” “expect,” “plan,” “commit,” “guidance,” “outlook,” “anticipate,” “will,” “incremental,” “preliminary,” “forecast,” “continue,” “strategy,” “confidence,” “momentum,” “estimate,” “objective,” “project,” “may,” “should,” “would,” “intend,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K filed with the SEC on February 26, 2020, our Quarterly Reports on Form 10-Q filed with the SEC on May 8, 2020 and August 10, 2020 and in our other filings with the

SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

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Contacts:

Media

Kristin Hays

kristin.hays@sabre.com

sabrenews@sabre.com

Investors

Kevin Crissey

kevin.crissey@sabre.com

sabre.investorrelations@sabre.com